Subsequent Events	12 Months Ended
Mar. 19, 2013
Subsequent Events
13.	Subsequent Events

In January 2013, the Company completed a secondary offering in which selling stockholders issued and sold 9,200,000 shares of common stock at a public offering price of $10.65 per share. The Company did not receive any proceeds from the sale of the shares by the selling stockholders. The Company paid the related offering expenses.